                                  AN AGREEMENT


         Made and entered into in Tel-Aviv on the   day of       , 1999

                                 BY AND BETWEEN

           1.  BANK HAPOALIM B.M. (p.c.52-000011-8)
               (hereinafter "BHP")

           2.  ATAD INVESTMENTS COMPANY LTD. (p.c.51-089763-0)
               (hereinafter "ATAD")

           (BHP and ATAD shall be hereinafter referred to jointly and severally as "the BANK")

           3.  REVADIM (NECHASIM) LTD. (p.c.51-073528-5) (hereinafter "the
               BUYER")

           all of them of 63-65 Yehuda Halevi Street, Tel-Aviv
                                                              of the first part;

                                       AND

           1.  AMPAL-AMERICAN ISRAEL CORPORATION
               (c/o Ampal Israel)
               of 111 Arlozorov Street, Tel-Aviv
               (hereinafter "AMPAL")

           2. AMPAL DEVELOPMENT (ISRAEL) LTD. (p.c.52-000238-7) of 111 Arlozorov Street, Tel-Aviv
               (hereinafter "AMPAL DEVELOPMENT")

           3. AMPAL FINANCIAL SERVICES LTD. (p.c.52-002104-9) of 111 Arlozorov Street, Tel-Aviv
               (hereinafter "AMPAL FINANCING")

           4.  AMPAL (ISRAEL) LTD. (p.c.52-002622-0)
               of 111 Arlozorov Street, Tel-Aviv
               (hereinafter "AMPAL ISRAEL")

           (AMPAL, AMPAL DEVELOPMENT, AMPAL FINANCING, and AMPAL ISRAEL shall be hereinafter referred to jointly and severally as "the PURCHASERS")

           5.  NIR LTD. (p.c.52-000062-2)
               of 111 Arlozorov Street, Tel-Aviv
               (hereinafter "NIR")
                                                             of the second part;


WHEREAS The BANK represents and warrants that ATAD is, and was at all times at which it held the Shares (as hereinafter defined), a wholly owned subsidiary of BHP; and
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                                     - 2 -


WHEREAS The BANK represents and warrants that ATAD is the record owner and holder, and BHP through ATAD is the beneficial owner, of 5,874,281 Ordinary Shares, as defined in the Shares Transfer Agreement, attached hereto as ANNEX "A" (hereinafter "the "Shares Transfer Agreement"), of 3,350 4% Preferred Shares (as defined in the Shares Transfer Agreement), and of 122,536 6.5% Preferred Shares (as defined in the Shares Transfer Agreement) (the Ordinary Shares, the 4% Preferred Shares, and the 6.5% Preferred Shares are collectively referred to herein as "the Shares"), and that the Shares and ATAD's holding therein are free and clear of any Third Party Right (as hereinafter defined); and


WHEREAS BHP is interested in transferring and selling the Shares to the PURCHASERS, and the PURCHASERS are interested in purchasing the Shares on the terms and conditions and for the consideration as set out in the Shares Transfer Agreement; and


WHEREAS Each one of the PURCHASERS is an owner of rights in certain real estate (hereinafter "the Real Estate Rights") as specified in the Real Estate Agreements, copies of which are attached hereto as ANNEXES "B", "C", "D" and "E" (hereinafter "the Real Estate Agreements"); and


WHEREAS Each of the PURCHASERS is interested in selling to the BUYER, and the BUYER is interested in buying from each of the respective PURCHASERS, the Real Estate Rights owned by it, on the terms and conditions and for the consideration as set out in the relevant Real Estate Agreement; and


WHEREAS NIR has the right to be registered as the owner of the Bnei Brak Branch of BHP, as defined in the Lease Agreement, copy of which is attached hereto as ANNEX "F" (hereinafter "the Lease Agreement"), and NIR and BHP are interested in entering into the Lease Agreement;



NOW, THEREFORE, it has been declared, agreed and warranted between the parties as follows:


1.   PREAMBLE, CAPTIONS, DEFINITIONS, AND ANNEXES

1.1 The preamble to this Agreement and the Annexes hereto, including their annexes, form an integral part hereof.

1.2 Captions used in this Agreement are solely for convenience of reading and shall not be used for the interpretation or determination of the validity of this Agreement or any provision hereof.

1.3 In this agreement the following terms shall have the meanings ascribed to them:

1.3.1 "This Agreement" or "the Agreement" - this Agreement and all the Annexes, amendments or additions to it, as well as any document to be furnished in accordance with the provisions hereof.
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1.3.2   "Third Party Right" - Any lien, pledge, mortgage, suit, demand, claim, attachment and/or debt or obligation towards whatsoever third party and/or whatsoever other third party right.

1.3.3   "Amount of the Deposit" - As defined in the Shares Transfer Agreement.

1.3.4   "Dollar" - U.S. Dollar.

1.3.5 "The PURCHASERS' Attorney" - Any of the attorneys from the office of Firon, Karni, Sarov & Firon, Advs., of 111 Arlozorov Street, Tel-Aviv, alone and/or in any combination.

1.3.6 "The BANK's Attorney" - Advs. Moriah Hoftman Doron and Avraham Hirsch of 63 Yehuda Halevi Street, Tel-Aviv, alone and/or in any combination.

1.3.7   "The Closing Date" - As defined in Section 8. hereinafter.

1.3.8 "The Latest Date" - 120 days from the date of signing this Agreement or such later date to be agreed upon by the parties in writing.

1.4 The following Annexes are attached to this Agreement and form an integral part thereof:

1.4.1   Annex "A" - The Shares Transfer Agreement

1.4.2   Annex "B" - The Arlozorov A Real Estate Agreement

1.4.3   Annex "C" - The Holon, Panorama and Allenby Real Estate Agreement

1.4.4   Annex "D" - The Rosh Pina and Ramat Hasharon Real Estate Agreement

1.4.5   Annex "E" - The Arlozorov B Real Estate Agreement

1.4.6   Annex "F" - The Lease Agreement

1.4.7 Annex "G" - Form of Agreement by and among the BANK, Rebar Financial Corp., Daniel Steinmetz and Raz Steinmetz

2.      REPRESENTATIONS AND WARRANTIES OF THE PARTIES

2.1     Representations and Warranties of the BANK and of the BUYER
        -----------------------------------------------------------
        The BANK and the BUYER represent, warrant, covenant and undertake, all as relevant to each and every one of them respectively, the following to be true and correct on the date hereof and that the following will be true and correct on the Closing Date, and are aware and acknowledge that the PURCHASERS and NIR have agreed to enter into this Agreement and the transactions contemplated therein in reliance on these representations, warranties, covenants and undertakings of the BANK:

2.1.1 ATAD is a private company duly registered in Israel; its registration number with the Registrar of Companies is 51-089763-0; it is wholly owned and controlled by BHP; and it is an active company lawfully conducting its business and it has all the powers and authorities to enter into this Agreement and to fulfill all its undertakings hereunder.

2.1.2 The BUYER is a private company duly registered in Israel; its registration number with the Registrar of Companies is 51-073528-5, it is wholly owned and controlled by BHP;
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                                     - 4 -


        and it is an active company lawfully conducting its business and it has all the powers and authorities to enter into this Agreement and to fulfill all its undertakings hereunder.

2.1.3 BHP is a public company duly registered as a bank in Israel; its registration number with the Registrar of Companies is 52-000011-8, and it is an active company lawfully conducting its business and it has all the powers and authorities to enter into this Agreement and to fulfill all its undertakings hereunder.

2.1.4 Save as set out in Section 7.1 hereunder, each of BHP and ATAD and the BUYER have completed all such corporate acts and proceedings required under their incorporation documents and under law for entering into this Agreement and the fulfillment of its undertakings hereunder.

2.1.5 ATAD is the record owner and holder of the Shares; the Shares and ATAD's rights therein are free and clear of any Third Party Right, and there is nothing to prevent the sale and transfer of the Shares to the PURCHASERS as set out hereinafter in this Agreement and the Shares Transfer Agreement.

2.1.6 On October 30, 1985, and at all times thereafter until the Closing Date, BHP was, is, and will be the "Beneficial Owner" (as the term is defined in Section 912 of the New York Business Corporation Law), directly or through ATAD (which is and always was a wholly owned subsidiary of BHP), of not less than 20% of the outstanding voting stock of AMPAL.

2.1.7 On October 30, 1985, and at all times thereafter until the day of transfer of the Shares to the PURCHASERS, BHP was, is, and will be an "Interested Shareholder" for the purposes stated in Section 912 of the New York Business Corporation Law.

2.1.8 On the Closing Date, BHP will be the sole record and Beneficial Owner and holder of the Shares and will transfer the Shares to the PURCHASERS free and clear of any Third Party Right.

2.2     Representations and Warranties of the PURCHASERS
        ------------------------------------------------
        Each of the PURCHASERS and NIR hereby represent, warrant, covenant and undertake, all as relevant to each and every one of them respectively, the following to be true and correct on the date hereof and that the following will be true and correct on the Closing Date, and is aware and acknowledges that the BANK and the BUYER have agreed to enter into this Agreement and the transactions contemplated therein in reliance on these representations, warranties, covenants and undertakings of the
        PURCHASERS:

2.2.1 AMPAL is a corporation duly organized in the State of New York, U.S.A., whose Ordinary Shares are traded on the AMEX; it is an active company lawfully conducting its business, and has all the powers and authorities to enter into this Agreement and to fulfill all its undertakings hereunder.

2.2.2 AMPAL DEVELOPMENT is a public company duly registered in Israel; its registration number with the Registrar of Companies is 52-000238-7; and it is an active company lawfully conducting its business and it has all the powers and authorities to enter into this Agreement and to fulfill all its undertakings hereunder.
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                                     - 5 -


2.2.3 AMPAL FINANCING is a public company duly registered in Israel; its registration number with the Registrar of Companies is 52-002104-9; and it is an active company lawfully conducting its business and it has all the powers and authorities to enter into this Agreement and to fulfill all its undertakings hereunder.

2.2.4 AMPAL ISRAEL is a public company duly registered in Israel; its registration number with the Registrar of Companies is 52-002622-0; and it is an active company lawfully conducting its business and it has all the powers and authorities to enter into this Agreement and to fulfill all its undertakings hereunder.

2.2.5 NIR is a public company duly registered in Israel; its registration number with the Registrar of Companies is 52-000062-2; and it is an active company lawfully conducting its business and it has all the powers and authorities to enter into this Agreement and to fulfill all its undertakings hereunder.

2.2.6 Save as set out in Section 7.1 hereinafter, each of the PURCHASERS and NIR has completed all such corporate acts and proceedings required under its incorporation documents and any law for entering into this Agreement and the fulfillment of all its undertakings hereunder.

2.2.7 The PURCHASERS are aware of AMPAL's condition, rights and obligations, and the rights attached to the Shares under AMPAL's Certificate of Incorporation and Bylaws and they purchase the Shares by virtue of this Agreement and the Shares Transfer Agreement based on AMPAL's condition, rights and obligations, and the said rights as they are, without any reliance on any representations and/or warranties of the BANK regarding AMPAL's condition, rights and obligations, and the said rights.

3.      THE SHARES TRANSFER AGREEMENT

3.1 Simultaneously with the signing of this Agreement, the BANK and the PURCHASERS are signing the Shares Transfer Agreement under which BHP undertakes to sell and transfer the Shares to the PURCHASERS on the Closing Date in the apportionment set out therein, all on the terms and for the consideration as set out in the Shares Transfer Agreement.

3.2 ATAD undertakes to do everything required in order to enable BHP to fulfill its undertakings under Section 3.1 above and under the Shares Transfer Agreement. Without derogating from the generality of the aforesaid, ATAD and BHP undertake that ATAD will transfer the Shares to BHP and complete the transfer prior to the Closing Date, in order to enable their transfer by BHP to the PURCHASERS in accordance with the provisions of the Shares Transfer Agreement.

3.3 The Shares will be sold and transferred to the PURCHASERS in the portions and for the consideration as follows:

3.3.1 To AMPAL - 3,517,683 Ordinary Shares, 3,350 4% Preferred Shares, and 122,536 6.5% Preferred Shares in consideration for:

        3.3.1.1 The transfer of the Amount of the Deposit; and

        3.3.1.2 $3,420,000 (plus interest in the rate of LIBOR + 0.75% per annum from April 12, 1999 until the date of actual payment); and
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                                     - 6 -


        3.3.1.3 $3,210,208

        All as set out and detailed in Sections 3.3.1 and 4 of the Shares Transfer Agreement.

3.3.2 To AMPAL DEVELOPMENT - 1,560,450 Ordinary Shares in consideration of $7,802,248, all as set out and detailed in Sections 3.3.2 and 5 of the Shares Transfer Agreement.

3.3.3 To AMPAL FINANCING - 660,803 Ordinary Shares in consideration of $3,304,013, as set out and detailed in Sections 3.3.4 and 6 of the Shares Transfer Agreement.

3.3.4 To AMPAL ISRAEL - 135,345 Ordinary Shares in consideration of $76,726, all as set out and detailed in Sections 3.3.4 and 7 of the Shares Transfer Agreement.

4.      THE REAL ESTATE AGREEMENTS
        Simultaneously with signing this Agreement and the Shares Transfer Agreement, the BUYER and each of the PURCHASERS, respectively, are signing the following Real Estate Agreements:

4.1 The Real Estate Agreement ANNEX "B" hereto between AMPAL and the BUYER regarding the sale of the "Arlozorov A Property", as defined therein, to the BUYER.

4.2 The Real Estate Agreement ANNEX "C" hereto between AMPAL DEVELOPMENT and the BUYER regarding the sale of the "Holon Property", "Panorama Property" and "Allenby Property", all as defined therein, to the BUYER.

4.3 The Real Estate Agreement ANNEX "D" hereto between AMPAL FINANCING and the BUYER regarding the sale of the "Rosh Pina Property" and "Ramat Hasharon Property", all as defined therein, to the BUYER.

4.4 The Real Estate Agreement ANNEX "E" hereto between AMPAL ISRAEL and the BUYER regarding the sale of the "Arlozorov B Property", as defined therein, to the BUYER.

4.5 The PURCHASERS undertake to support and assist the BUYER in all necessary acts required to register the rights in the various Properties that are subject of the Real Estate Agreements ANNEXES "B", "C", "D" and "E" hereto in the name of the BUYER in the Land Registry Offices, after the Determining Date, as defined in each Real Estate Agreement, including, subject to the provisions of each relevant Real Estate Agreement, by signing any necessary document and submitting any necessary document which is in the relevant PURCHASER's possession; provided however, but without derogating from the respective provisions of the respective Real Estate Agreement, that all the expenses and/or any financial obligations incurred due to any such support and assistance will be borne and paid solely by the BUYER.

5.      THE LEASE AGREEMENT
        Simultaneously with the signing of this Agreement, NIR and BHP will sign the Lease Agreement ANNEX "F" hereto.
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                                     - 7 -


6. Simultaneously with the signing of this Agreement the BANK, Rebar Financial Corp., Daniel Steinmetz and Raz Steinmetz are signing an agreement in the form of Annex "G" hereto, in connection with the agreement among them of May 12, 1996, and in connection with the transfer of the Shares according to the Shares Transfer Agreement.

7.      CONDITIONS PRECEDENT

7.1 The sale and transfer of the Shares and the payment of the consideration therefor under the Shares Transfer Agreement, the sale of the Real Estate Rights under the Real Estate Agreements and the payment of the consideration therefor, and the start of the lease under the Lease Agreement are subject to the fulfillment of all the following conditions precedent (hereinafter "the Conditions Precedent"):

7.1.1 The receipt of unconditional and unreserved approval of the Director of Restrictive Trade Practices (hereinafter "the Director") under the Restrictive Trade Practices Law, 5748-1988) for the transfer of the Shares.

7.1.2 The approval of this Agreement by AMPAL's Related Parties Transactions Committee.

7.1.3 The approval of the transactions which are the subject of this Agreement and the Annexes thereto and the execution thereof, by AMPAL's Board of Directors.

7.1.4 The approval of the transactions which are the subject of this Agreement and the Annexes thereto and the execution thereof, by a majority of AMPAL's Shareholders participating in the voting thereon at a shareholders meeting.

7.1.5 The approval of this Agreement, its Annexes and the transactions contemplated thereunder by the Audit Committee of AMPAL DEVELOPMENT and by the boards of directors and the general shareholders meetings of each one of AMPAL DEVELOPMENT, AMPAL FINANCING, AMPAL ISRAEL, and NIR.

7.1.6 The approval of this Agreement, its Annexes and the transactions contemplated thereunder by BHP's Audit Committee and Related Parties Transactions Committee, and BHP's Board of Directors, and by the Board of Directors and the general shareholders meetings of each of ATAD and the BUYER.

7.1.7 All representations and warranties are true and correct and all covenants and undertakings have been performed as of the Closing Date.

7.1.8 Officers' Certificates will be submitted to the effect that all representations and warranties are true and correct, all covenants and undertakings have been performed and all necessary approvals have been obtained as of the Closing Date.

7.2 The parties will cooperate as required for the purpose of obtaining the approval of the Director as aforesaid in Section 7.1.1 above, and inter alia, will file within 14 days from the date of signing the Agreement a proper application to the Director, and thereafter will furnish the Restrictive Trade Practices Authority any document or information required by it for the purpose of giving the said approval.

7.3 Each party will bear all of its expenses incurred with respect to the fulfillment of the Conditions Precedent.
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                                     - 8 -


7.4 If any of the Conditions Precedent is not fulfilled by the Latest Date this Agreement, including, to avoid any doubt, all its Annexes, will terminate, automatically, at the end of 14 days from the Latest Date, unless all the Conditions Precedent have been fulfilled prior to the end of the said period of 14 days. In the event of such termination none of the parties hereto will have any claim of whatsoever sort against any other party hereto in connection with this Agreement and/or any of its Annexes and/or the process that led to the execution thereof and/or the failure to fulfill the Conditions Precedent and/or the termination of this Agreement and its Annexes, except for any amount due under Section
        7.3 above and 14.1 hereunder; and except that each of the parties will have a claim against any other party if such other party does not pursue in good faith the fulfillment of the Conditions Precedent.

7.5 The parties recognize that the PURCHASERS will request a Fairness Opinion from Lehman Brothers or any other investment banker selected by AMPAL, and that the PURCHASERS' various committees, boards of directors and shareholders' meetings will rely on such Fairness Opinion in deciding whether or not to approve the transactions which are the subject of this Agreement and of the Annexes thereto, and the execution thereof.

8.      THE CLOSING DATE
        After the fulfillment of all Conditions Precedent, BHP and AMPAL shall determine the date (the "Closing Date") which will not be later than 14 days from the date on which all the Conditions Precedent are fulfilled and which will be the "Determining Date" for the purpose of the Shares Transfer Agreement, each of the Real Estate Agreements and the Lease Agreement.

        To remove doubt, it is declared and clarified that the Closings of the Shares Transfer Agreement, each one of the Real Estate Agreements, and the Lease Agreement will be held simultaneously, and no such closing will be considered complete unless all the said closings are completed in accordance with each relevant agreement. On the Closing Date, authorized representatives of all parties will convene at the place(s) to be determined by AMPAL and BHP, and all actions that are required under this Agreement and/or any of its Annexes to be done on the Closing Date and/or Determining Date and/or at the Closing will be done simultaneously.

9. If, prior to the Closing Date any shareholder of AMPAL (other than Rebar Financial Corp. (hereinafter "Rebar") and any of Rebar's shareholders, directors and office holders) makes a written demand or claim, against AMPAL and/or any of its directors and/or office holders and/or other shareholders, with respect to this Agreement and/or any of the transactions contemplated thereunder, and if AMPAL provides the legal opinion of its US Attorneys, under which such claim and/or demand is reasonably likely to result in a judgment imposing payment on the parties hereto or any of them in an amount exceeding $5,000,000 or may delay the Closing Date by six months or more, then AMPAL shall have the right to terminate this Agreement and all of its Annexes by giving written notice of such termination to the other parties hereto. In the event of such termination, none of the parties hereto will have any claim of whatsoever sort against any other party hereto in connection with this Agreement and/or any of its Annexes and/or the process that led to the execution thereof and/or their termination and/or the failure to fulfill the Conditions Precedent, except for any amount due under
        Section 14.1 hereunder.
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                                     - 9 -


10.     INDEMNIFICATION

10.1 The Bank agrees to indemnify and hold harmless the PURCHASERS and their officers, directors, employees, agents and attorneys (each, an "Indemnitee") from and against 22.7% of any and all liabilities, losses, damages, penalties, actions, judgments, suits, claims, costs and expenses (including but not limited to attorneys' fees, disbursements and expenses) of any kind whatsoever (collectively, "Losses") arising out of, based upon or relating to this Agreement and/or any of its annexes or any of the transactions contemplated thereby, suffered or incurred by any of them in connection with any (i) suit, action proceedings, claim and/or demand (including, without limitation, class action and derivative claims by the holders of any securities issued by any of the Purchasers, (ii) any suit, action proceedings, claim, investigation or demand by the United States Securities and Exchange Commission or the Israeli Securities Authority or any other United States or Israeli governmental or regulatory agency or authority, but always after deducting from the Losses all sums received by the relevant Indemnitee from its insurance company or any other third party which is not an Indemnitee, as indemnification of such Losses, and provided however that in no event shall the Bank be liable to pay the Indemnitee, under this Section 10.1, more than $1,000,000. However, the Bank shall not indemnify an Indemnitee for any amount to be borne by said Indemnitee in satisfaction of that Indemnitee's deductible ("hishtatfut atsmit") under the said Indemnitee's Insurance Policies.

10.2 Promptly after receipt by any Indemnitee of notice of any claim, suit action or proceeding (any of the foregoing, an "Action") from any Person who is not a party to this Agreement or to its respective Annex, which Action may give rise to a claim for indemnification hereunder, the Indemnitee shall give reasonable written notice thereof to the Bank; but the failure to give such notice in a timely fashion shall not relieve the Bank from any liability hereunder except to the extent, if any, that the Bank is materially prejudiced by such delay. In case any Action is brought against any Indemnitee, the Bank shall be entitled to participate in such defense after giving a written notice to the Indemnitee, stating its desire to do so, within fourteen days after the Bank was given notice of the Action. In the event that the Bank does not give the Indemnitee such timely notice of its desire to participate in any defense of any such Action, the Indemnitee shall be free to conduct the defense as it deems fit without the participation of the Bank. In any event, the defense of any such Action shall be controlled by the Indemnitee. The Bank shall not have any power or authority to settle such Action without the written consent of the affected Indemnitees. The affected Indemnitees in any Action shall have the right and power to settle such Action but the Bank will be exempt from its indemnification obligations under Sections 10.1 and 10.2 above, if such settlement is not coordinated with the Bank in advance.

10.3 To remove doubt it is declared and clarified that the provisions of Sections 10.1 and 10.2 above shall in no way prejudice any party's right to full and prompt compensation and indemnification for 100% of its Losses which result from a breach by any of the other parties of any of its representations, warranties or obligations under this Agreement and/or any of its annexes and/or any applicable law.

11.     SETTLEMENT OF DISPUTES
        Any disagreement, dispute, or difference of opinion arising among the parties concerning this Agreement and/or any of its Annexes or any of their terms (including a question of their validity), the signing, implementation, interpretation and/or application thereof, will be brought for determination by a single arbitrator to be agreed upon by the parties within 14 days of the date on which any of the parties requests such arbitration. In the absence of agreement among the parties on the identity of the arbitrator, the arbitrator's identity shall be determined, at the written request of any of the parties, by the Chairman of the Board of Management of BHP and the Chairman of the Board of Directors of AMPAL within 7 days of such request, and failing such determination, by the District Court of Tel-Aviv at the request of any of the parties hereto, provided that such party notifies the other parties to this Agreement or its relevant Annex in writing of its intention to do so at least ten (10) days in advance.

        The arbitrator will not be bound by the rules of evidence and procedure, however he shall be obliged to make his award according to the provisions of the substantive law and the provisions of this Agreement and/or its relevant Annex, to substantiate his award as well as any decision, and his decision will be final and binding upon all the respective parties.

        The arbitration will take place in Israel.

12.     NO WAIVER OF RIGHTS
        No waiver, extension, reduction, or abstention from acting by any of the parties is to be considered a waiver of its rights under this Agreement or its relevant Annex or under any law and shall not prevent any claim whatsoever.

13.     WITHHOLDING TAX

        To remove doubt, it is declared and agreed that each payment under any of the Real Estate Agreements and under the Shares Transfer Agreement is subject to withholding tax, as such duty exists under any applicable law, and unless a proper exemption authorization is submitted prior to such payment, the proper tax will be withheld from any such payment.

14.     STAMP DUTY, ATTORNEY'S FEES AND EXPENSES

14.1 Stamp duty with respect to this Agreement, the Shares Transfer Agreement, and the Lease Agreement, if any, will be borne by the parties in equal portions, i.e., half by the BANK and half by the PURCHASERS.

14.2 Subject to the provisions of Section 14.1 above, each party shall bear its own expenses and attorney's fees in connection with this Agreement and its implementation.

15.     MISCELLANEOUS

15.1 Without derogating from their undertakings under this Agreement and/or any of its Annexes, each of the parties undertakes and agrees to perform such further and additional acts and sign or furnish such further and additional documents as shall be necessary or required for the implementation of this Agreement and its Annexes.

15.2 The provisions of this Agreement and its relevant annexes shall supersede and replace all previous representations, agreements, undertakings, and understandings made between the parties in anything concerning the sale and purchase of the Shares and/or the Real Estate Rights. It is clarified, to avoid doubt, that all agreements regarding credit facilities and other banking services between BHP and any of the other parties and the rights attributed to the Shares held by BHP in AMPAL ISRAEL in accordance with the Articles of Association of AMPAL ISRAEL are not affected by this Agreement.

15.3 This Agreement (including its Annexes) constitutes the entire agreement between the parties in the matters set out therein, and no amendment or modification therein will be valid unless in writing signed by the relevant parties.

15.4 Subject to the provisions of Section 11 above, each of the parties hereto irrevocably submits to the exclusive jurisdiction of the competent courts of the District of Tel-Aviv-Yafo in all matters connected with this Agreement and all its Annexes or arising therefrom.

15.5 Subject to Section 11 of the Shares Transfer Agreement, the rights and obligations of the parties under this Agreement or pursuant thereto will be governed by and construed in accordance with the laws of the State of Israel, including, to avoid doubt, such rules applying foreign laws, if and to the extent such rules are applicable.

15.6 Any amount due by one party to another under ANNEXES "A", "B", "C", "D", or "E", which is denominated in such Annex in U.S. Dollars, is to be paid in U.S. Dollars.

15.7 The addresses of the parties for the purpose of this Agreement are as set out in the preamble hereto. Any notice, direction or other instrument required or permitted to be given by a party hereunder shall be made in writing and may be given by mailing the same registered mail, postage pre-paid, or by delivering the same addressed to such other party at their address aforesaid. Any notice, direction or other instrument if delivered shall be deemed to have been given or made on the date on which it was actually delivered; or if mailed shall be deemed to have been given or made on the seventh business day following the day on which it was mailed.

        The parties hereto may change their address for service hereunder from time to time by notice given in accordance with the foregoing.



IN WITNESS WHEREOF the parties have executed this Agreement:


-----------------------------------          ----------------------------------
BANK HAPOALIM B.M.                           ATAD INVESTMENTS COMPANY LTD.


-----------------------------------          ----------------------------------
REVADIM (NECHASIM) LTD.                      AMPAL-AMERICAN ISRAEL CORPORATION


-----------------------------------          ----------------------------------
AMPAL DEVELOPMENT (ISRAEL) LTD.              AMPAL FINANCIAL SERVICES LTD.


-----------------------------------          ----------------------------------
NIR LTD.                                     AMPAL (ISRAEL) LTD.

                                    ANNEX "A"

                            SHARES TRANSFER AGREEMENT

         Made and entered into in Tel-Aviv on the   day of       , 1999

                                 BY AND BETWEEN

              1.     BANK HAPOALIM B.M. (p.c.52-000011-8)
                     (hereinafter "BHP")

              2. ATAD INVESTMENTS COMPANY LTD. (p.c.51-089763-0) (hereinafter "ATAD")

              both of 63-65 Yehuda Halevi Street, Tel-Aviv
              (BHP and ATAD shall be hereinafter referred to jointly and severally as "the BANK")
                                                              of the first part;
                                       AND

              1.     AMPAL-AMERICAN ISRAEL CORPORATION
                     (c/o Ampal Israel)
                     of 111 Arlozorov Street, Tel-Aviv
                     (hereinafter "AMPAL")

              2. AMPAL DEVELOPMENT (ISRAEL) LTD. (p.c.52-000238-7) of 111 Arlozorov Street, Tel-Aviv
                     (hereinafter "AMPAL DEVELOPMENT")

              3. AMPAL FINANCIAL SERVICES LTD. (p.c.52-002104-9) of 111 Arlozorov Street, Tel-Aviv
                     (hereinafter "AMPAL FINANCING")

              4.     AMPAL (ISRAEL) LTD. (p.c.52-002622-0)
                     of 111 Arlozorov Street, Tel-Aviv
                     (hereinafter "AMPAL ISRAEL")

              (AMPAL, AMPAL DEVELOPMENT, AMPAL FINANCING, and AMPAL ISRAEL shall be hereinafter referred to jointly and severally as "the PURCHASERS")
                                                             of the second part;


WHEREAS The BANK represents and warrants that ATAD is, and was at all times at which it held the Shares (as hereinafter defined), a wholly owned subsidiary of BHP; and


WHEREAS The BANK represents and warrants that ATAD is the record owner and holder, and BHP through ATAD is the beneficial owner, of 5,874,281 Ordinary Shares (as hereinafter defined), of 3,350 4% Preferred Shares (as hereinafter defined), and of 122,536 6.5% Preferred Shares (as hereinafter defined)) (the Ordinary Shares, the 4% Preferred Shares, and the 6.5% Preferred Shares are collectively referred to herein as "the Shares"), and that the Shares and ATAD's holding therein are free and clear of any Third Party Right (as hereinafter defined); and


WHEREAS BHP is interested in transferring and selling the Shares to the PURCHASERS, and the PURCHASERS are interested in purchasing the Shares, all on the terms and conditions and for the consideration as set out hereinafter in this Agreement; and


WHEREAS Simultaneously with signing this Agreement the BANK, the PURCHASERS and others are also signing the agreement (hereinafter the "Main Agreement") to which this Agreement is attached as Annex "A" and other agreements which are attached to the Main Agreement as Annexes "B", "C", "D", "E", "F" and "G" thereto (hereinafter the "Other Agreements").



NOW, THEREFORE, it has been declared, agreed and warranted between the parties as follows:



1.       PREAMBLE, CAPTIONS, DEFINITIONS, AND ANNEXES

1.1 The preamble to this Agreement and the Annexes hereto form an integral part hereof.

1.2 Captions used in this Agreement are solely for convenience of reading and shall not be used for the interpretation or determination of the validity of this Agreement or any provision hereof.

1.3 In this Agreement the following terms shall have the meanings ascribed to them:.

1.3.1 "This Agreement" or "the Agreement" - this Agreement and all the Annexes, amendments or additions to it, as well as any document to be furnished in accordance with the provisions hereof.

1.3.2 "Ordinary Shares" - Class A Stock of $1 (one dollar) par value each in AMPAL.

1.3.3 "4% Preferred Shares" - 4% Cumulative Convertible Preferred Stock of $5 par value each in AMPAL.

1.3.4 "6.5% Preferred Shares" - 6.5% Cumulative Convertible Preferred Stock of $5 par value each in AMPAL.

1.3.5    The "Shares" - As defined in the preamble to this Agreement.

1.3.6 "Third Party Right" - Any lien, pledge, mortgage, suit, demand, claim, attachment and/or debt or obligation towards whatsoever third party and/or whatsoever other third party right.

1.3.7 "Amount of the Deposit" - A sum of 12,880,000 dollars deposited by AMPAL on April 13, 1999 as a dollar deposit in Account No.370959 in the name of AMPAL at the BHP Branch (No. 608) at 111 Arlozorov Street, together with interest thereon which was actually accrued in said deposit from the day of deposit until the time of its transfer to BHP according to the provisions of this Agreement.

1.3.8    "Dollar" - U.S. Dollar.

1.3.9 "The PURCHASERS' Attorney" - Any of the attorneys from the office of Firon, Karni, Sarov & Firon, Advs., of 111 Arlozorov Street, Tel-Aviv, alone and/or in any combination.

1.3.10 "The BANK's Attorney" - Advs. Moriah Hoftman Doron and Avraham Hirsch of 63 Yehuda Halevi Street, Tel-Aviv, alone and/or in any combination.

1.3.11 "The Determining Date" - The date which BHP and AMPAL will determine as the Closing Date in accordance with the provisions of Section 8 of the Main Agreement.

2.       REPRESENTATIONS AND WARRANTIES OF THE PARTIES

2.1      Representations and Warranties of the BANK

         The BANK represents, warrants, covenants and undertakes the following to be true and correct as of the date hereof and that the following will be true and correct on the Determining Date and is aware and acknowledges that the PURCHASERS have agreed to enter into this Agreement and the transactions contemplated herein in reliance on these representations, warranties, covenants and undertakings of the BANK:

2.1.1 ATAD is a private company duly registered in Israel; its registration number with the Registrar of Companies is 51-089763-0; it is wholly owned and controlled by BHP; and it is an active company lawfully conducting its business and it has all the powers and authorities to enter into this Agreement and to fulfill all its undertakings hereunder.

2.1.2 BHP is a public company duly registered as a bank in Israel; its registration number with the Registrar of Companies is 52-000011-8, and it is an active company lawfully conducting its business and it has all the powers and authorities to enter into this Agreement and to fulfill all its undertakings hereunder.

2.1.3 Save as set out in Section 7.1 of the Main Agreement each of BHP and ATAD have completed all such corporate acts and proceedings required under their incorporation documents and under law for entering into this Agreement and the fulfillment of their undertakings hereunder.

2.1.4 ATAD is the record owner and holder of the Shares; the Shares and ATAD's rights therein are free and clear of any Third Party Right, and there is nothing to prevent the sale and transfer of the Shares to the PURCHASERS as set out hereinafter in this Agreement.

2.1.5 On October 30, 1985, and at all times thereafter until the Determining Date, BHP was, is, and will be the "Beneficial Owner" (as the term is defined in Section 912 of the New York Business Corporation Law), directly or through ATAD (which is and always was a wholly owned subsidiary of BHP), of not less than 20% of the outstanding voting stock of AMPAL.

2.1.6 On October 30, 1985, and at all times thereafter until the day of transfer of the Shares to the PURCHASERS, BHP was, is, and will be an "Interested Shareholder" for the purposes stated in Section 912 of the New York Business Corporation Law.

2.1.7 On the Determining Date, BHP will be the sole record and Beneficial Owner and holder of the Shares and will transfer the Shares to the PURCHASERS free and clear of any Third Party Right.

2.2      Representations and Warranties of the PURCHASERS

         Each of the PURCHASERS hereby represents, warrants, covenants and undertakes, all as relevant to each and every one of them respectively, the following to be true and correct on the date hereof and that the following will be true and correct on the Determining Date, and is aware and acknowledges that the BANK has agreed to enter into this Agreement and the transactions contemplated therein in reliance on these representations, warranties, covenants and undertakings of the
         PURCHASERS:

2.2.1 AMPAL is a corporation duly organized in the State of New York, U.S.A., whose Ordinary Shares are traded on the AMEX; it is an active company lawfully conducting its business, and has all the powers and authorities to enter into this Agreement and to fulfill all its undertakings hereunder.

2.2.2 AMPAL DEVELOPMENT is a public company duly registered in Israel; its registration number with the Registrar of Companies is 52-000238-7; and it is an active company lawfully conducting its business and it has all the powers and authorities to enter into this Agreement and to fulfil all its undertakings hereunder.

2.2.3 AMPAL FINANCING is a public company duly registered in Israel; its registration number with the Registrar of Companies is 52-002104-9; and it is an active company lawfully conducting its business and it has all the powers and authorities to enter into this Agreement and to fulfill all its undertakings hereunder.

2.2.4 AMPAL ISRAEL is a public company duly registered in Israel; its registration number with the Registrar of Companies is 52-002622-0; and it is an active company lawfully conducting its business and it has all the powers and authorities to enter into this Agreement and to fulfil all its undertakings hereunder.

2.2.5 Save as set out in Section 7.1 of the Main Agreement, each of the PURCHASERS has completed all such corporate acts and proceedings required under its incorporation documents and any law for entering into this Agreement and the fulfillment of all its undertakings hereunder.

2.2.6 The PURCHASERS are fully aware of AMPAL's condition, rights and obligations, and of the rights attached to the Shares under AMPAL's Certificate of Incorporation and Bylaws and they purchase the Shares by virtue of this Agreement based on AMPAL's condition, rights and obligations, and the said rights as they are, without any reliance on any representations and/or warranties of the BANK regarding AMPAL's condition, rights and obligations, and the said rights.

3.       THE TRANSACTION - GENERAL

3.1 BHP hereby undertakes, for the Consideration as set out hereinafter, to sell and transfer on the Determining Date the Shares to the PURCHASERS in the apportionment set out hereinafter, and that at the time of transferring the Shares to the PURCHASERS as provided hereunder, the Shares and the rights of BHP therein will be free and clear of any Third Party Right whatsoever.

3.2 ATAD hereby undertakes to do everything required in order to enable BHP to fulfill its undertakings under Section 3.1 above. Without derogating from the generality of the aforesaid, ATAD and BHP undertake that BHP will be the record owner and holder of the Shares and ATAD's rights thereunder and that ATAD will transfer the Shares to BHP, the Shares and ATAD's rights therein being free and clear of any Third Party Right whatsoever and complete the transfer prior to the Determining Date, in order to enable their transfer by BHP to the PURCHASERS as provided hereunder.

3.3 The Shares will be sold and transferred to the PURCHASERS in the portions and for the consideration as follows:

3.3.1 To AMPAL - 3,517,683 Ordinary Shares, 3,350 4% Preferred Shares, and 122,536 6.5% Preferred Shares (hereinafter "the AMPAL Shares") in consideration of:

         3.3.1.1  The transfer of the Amount of the Deposit; and

         3.3.1.2 $3,420,000 plus interest in the rate of LIBOR plus 0.75% per annum from April 12, 1999 until the date of actual payment (herein the "Interest"); and

         3.3.1.3  $3,210,208;

         All as set out in Section 4 hereinafter.

3.3.2 To AMPAL DEVELOPMENT - 1,560,450 Ordinary Shares (hereinafter "the AMPAL DEVELOPMENT Shares") in consideration of $7,802,248, as set out in Section 5 hereinafter.

3.3.3 To AMPAL FINANCING - 660,803 Ordinary Shares (hereinafter "the AMPAL FINANCING Shares")in consideration of $3,304,013, as set out in Section 6 hereinafter.

3.3.4 To AMPAL ISRAEL - 135,345 Ordinary Shares (hereinafter "the AMPAL ISRAEL Shares") in consideration of $676,726, as set out in Section 7 hereinafter.

3.4 To avoid doubt, the completion of the transfer and sale of the Shares to the PURCHASERS and the payment of the consideration therefor ("the Closing") will take place simultaneously so that none of the Shares will be transferred and sold to any of the PURCHASERS and no part of the consideration therefor will be paid by the PURCHASERS unless all the Shares are transferred and sold to the PURCHASERS and all the consideration therefor is paid by the PURCHASERS as provided hereunder.

3.5 All documents required to be signed and delivered on the Determining Date (the "Closing") will be completed as required to effect the transfer of the Shares to the PURCHASERS.

4.       THE SALE AND TRANSFER TO AMPAL

4.1 On the Determining Date BHP will sell and transfer the AMPAL Shares to AMPAL, and for that purpose BHP will sign and deliver to AMPAL the following documents: (1) Original Stock Certificates Issued to BHP for 3,517,683 Ordinary Shares, 3,350 4% Preferred Shares and 122,536 6.5% Preferred Shares of AMPAL, and (2) The BANK's Representation Letter, and (3) BHP's Stock Power, bearing a medallion signature guaranteed by a bank or a brokerage firm, and (4) BHP's Secretary's Certificate, and

         (5) AMPAL's Opinion of Counsel, all in the forms attached as ANNEXES 4.1.1-4.1.5 hereto in respect of the AMPAL Shares.

4.2 On the Determining Date and against delivery of all signed documents required to be delivered by BHP to the PURCHASERS:

4.2.1 AMPAL will transfer to BHP the Amount of the Deposit by signing the irrevocable instruction attached hereto AS ANNEX 4.2.1 and delivering it to BHP.

4.2.2 AMPAL will pay BHP the sum of $3,420,000 plus the Interest, plus $3,210,208 by bank check or bank transfer.

5.       THE SALE AND TRANSFER TO AMPAL DEVELOPMENT

5.1 On the Determining Date BHP will sell and transfer the AMPAL DEVELOPMENT Shares to AMPAL DEVELOPMENT, and for that purpose BHP will sign and deliver to AMPAL DEVELOPMENT the following documents: (1) Original Stock Certificate issued to BHP for 1,560,450 Ordinary Shares of AMPAL, and (2) The BANK's Representation Letter, and (3) BHP's Stock Power bearing a medallion signature guaranteed by a bank or a brokerage firm, and (4) BHP's Secretary's Certificate, and (5) AMPAL's Opinion of Counsel, all in the forms attached as ANNEXES 5.1.1-5.1.5 hereto in respect of the AMPAL DEVELOPMENT Shares and AMPAL DEVELOPMENT will furnish the AMPAL DEVELOPMENT's Representation Letter ANNEX 5.1.6 hereto.

5.2 On the Determining Date and against delivery of all signed documents required to be delivered by BHP to the PURCHASERS, AMPAL DEVELOPMENT will pay BHP a sum of $7,802,248 by bank check or bank transfer.

6.       THE SALE AND TRANSFER TO AMPAL FINANCING

6.1 On the Determining Date BHP will sell and transfer the AMPAL FINANCING Shares to AMPAL FINANCING, and for that purpose BHP will sign and deliver to AMPAL FINANCING the following documents: (1) Original Stock Certificate issued to BHP for 660,803 Ordinary Shares of AMPAL, and (2) The BANK's Representation Letter, and (3) BHP's Stock Power bearing a medallion signature guaranteed by a bank or a brokerage firm, and (4) BHP's Secretary's Certificate, and (5) AMPAL's Opinion of Counsel, all in the forms attached as ANNEXES 6.1.1-6.1.5 hereto in respect of AMPAL FINANCING Shares and AMPAL FINANCING will furnish the AMPAL FINANCING Representation Letter, ANNEX 6.1.6 hereto.

6.2 On the Determining Date and against delivery of all signed documents required to be delivered by BHP to the PURCHASERS, AMPAL FINANCING will pay BHP a sum of $3,304,013 by a bank check or by a bank transfer.

7.       THE SALE AND TRANSFER TO AMPAL ISRAEL

7.1 On the Determining Date BHP will sell and transfer the AMPAL ISRAEL Shares to AMPAL ISRAEL, and for that purpose BHP will sign and deliver to AMPAL ISRAEL the following documents: (1) Original Stock Certificate issued to BHP for 135,345 Ordinary Shares of AMPAL, and (2) The BANK's Representation Letter, and (3) BHP's Stock Power bearing a medallion signature guaranteed by a bank or brokerage firm, and (4) BHP's Secretary's Certificate, and (5) AMPAL's Opinion of Counsel, all in the forms attached as

         ANNEXES 7.1.1-7.1.5 hereto in respect of the AMPAL ISRAEL Shares and AMPAL ISRAEL will furnish the AMPAL ISRAEL's Representation Letter ANNEX 7.1.6 hereto.

7.2 On the Determining Date and against delivery of all signed documents required to be delivered by BHP to the PURCHASERS, AMPAL ISRAEL will pay BHP a sum of $676,726 by bank check or bank transfer.

8.       RESIGNATION OF DIRECTORS

         At the Determining Date, and against the payment by the PURCHASERS to BHP of the consideration for the Shares as provided in Sections 4, 5, 6, and 7 above, BHP shall deliver to AMPAL notices of resignation from AMPAL's Board of Directors signed by Messrs. Yaakov Elinav and Shimon Ravid, to become effective immediately upon delivery to AMPAL. The notices will be in the form attached as ANNEX 8 to this Agreement.

9. This Agreement is subject to the fulfillment of all the Conditions Precedent as defined and provided for in Section 7 of the Main Agreement.

10.      TAXES AND OTHER COMPULSORY PAYMENTS

         Capital Gains Tax and/or Income Tax and New York Stamp and Transfer Taxes (if applicable) on the sale of the Shares to the PURCHASERS will be borne and paid by the BANK.

11.      REGISTRATION OF SHARES

         After the Determining Date, if requested by the PURCHASERS, BHP will sign any document and take whatever action that is necessary in order to complete the registration of the Shares in the name of each relevant PURCHASER.


12.      MISCELLANEOUS

         To remove any doubt, it is declared and agreed that all the provisions of Sections 7, 8, 9, 10, 11, 12, 13, 14 and 15 of the Main Agreement shall apply herein mutatis mutandis. However, it is specifically declared and agreed that this Agreement and the rights and obligations of the parties hereunder or pursuant hereto shall be governed by and construed in accordance with the laws of the State of New York, U.S.A., including, to avoid doubt, such rules applying foreign laws, if and to the extent such rules are applicable.

IN WITNESS WHEREOF the parties have signed:


-----------------                                  -----------------------------
BANK HAPOALIM B.M.                                 ATAD INVESTMENTS COMPANY LTD.



---------------------------------                -------------------------------
AMPAL-AMERICAN ISRAEL CORPORATION                AMPAL DEVELOPMENT (ISRAEL) LTD.



-----------------------------                                -------------------
AMPAL FINANCIAL SERVICES LTD.                                AMPAL (ISRAEL) LTD.

                                    ANNEX "B"

                              REAL ESTATE AGREEMENT


         Made and entered into in Tel-Aviv on the   day of       , 1999

                                 BY AND BETWEEN

                  REVADIM (NECHASIM) LTD. (p.c. 51-073528-5)
                     of 63-65 Yehuda Halevi Street, Tel-Aviv
                            (hereinafter "the BUYER")
                                                              of the first part;

                                       AND

                        AMPAL-AMERICAN ISRAEL CORPORATION
                            (c/o Ampal (Israel) Ltd.)
                        of 111 Arlozorov Street, Tel-Aviv
                              (hereinafter "AMPAL")
                                                             of the second part;

WHEREAS AMPAL is an owner of rights in the Arlozorov A Property, as specified hereinafter in this agreement; and


WHEREAS AMPAL is interested in selling to the BUYER and the BUYER is interested in buying from AMPAL its rights in the Arlozorov A Property as defined hereinafter, all on the terms and conditions and for the consideration specified herein; and


WHEREAS Simultaneously with signing this Agreement, the BUYER, AMPAL and others are signing also the Agreement (hereinafter the "Main Agreement") to which this Agreement is attached as ANNEX "B" and other agreements which are attached to the Main Agreement as ANNEXES "A", "C", "D", "E", "F" and "G" thereto (hereinafter the "Other Agreements");


NOW, THEREFORE, it has been declared, agreed and warranted between the parties as follows:

1.      PREAMBLE, CAPTIONS, DEFINITIONS, AND ANNEXES

1.1 The preamble to this agreement and the annexes hereto form an integral part hereof.

1.2 Captions used in this Agreement are solely for convenience of reading and shall not be used for the interpretation or determination of the validity of this Agreement or any provision hereof.

1.3 In this agreement the following terms shall have the meanings ascribed to them:.

1.3.1 "This Agreement" or "the Agreement" - this agreement and all the annexes, amendments or additions to it, as well as any document to be furnished in accordance with the provisions hereof.

1.3.2 "Third Party Right" - Any lien, pledge, mortgage, suit, demand, claim, attachment and/or debt or obligation towards whatsoever third party and/or whatsoever other third party right.

1.3.3 "Arlozorov A Property" or the "Real Estate"- The real estate property known as Block 6213 Parcel 661/5 at 105 Arlozorov Street, Tel-Aviv, of which AMPAL is entitled to be registered as owner and of which today BHP is registered as owner in its entirety, as specified in the extract, copy of which is attached hereto as ANNEX 1.3.3.

1.3.4   "Dollar" - U.S. Dollar.

1.3.5 "AMPAL's Attorney" - Any of the attorneys from the office of Firon, Karni, Sarov & Firon, Advs., of 111 Arlozorov Street, Tel-Aviv, alone and/or in any combination.

1.3.6 "The BUYER's Attorney" - Advs. Moriah Hoftman Doron and Avraham Hirschof 63 Yehuda Halevi Street, Tel-Aviv, alone and/or in any combination.

1.3.7 "The Determining Date" - The date which BHP and AMPAL will determine as the Closing Date in accordance with the provisions of Section 8 to the Main Agreement.

1.3.8   "BHP" - Bank Hapoalim B.M.

2.      REPRESENTATIONS AND WARRANTIES OF THE PARTIES

2.1 Representations and Warranties of the BUYER The BUYER represents, warrants, covenants, and undertakes the following to be true and correct on the date hereof and that the following will be true and correct on the Determining Date, and is aware and acknowledges that AMPAL has agreed to enter into this Agreement and the transactions contemplated therein in reliance on these representations, warranties, covenants, and undertakings of the BUYER:

2.1.1 The BUYER is a private company duly registered in Israel; its registration number with the Registrar of Companies is 51-073528-5; it is wholly owned and controlled by BHP; and it is an active company lawfully conducting its business and it has all the powers and authorities to enter into this Agreement and to fulfil all its undertakings hereunder.

2.1.2 BHP is a public company duly registered as a bank in Israel; its registration number with the Registrar of Companies is 52-000011-8, and it is an active company lawfully conducting its business and it has all the powers and authorities to enter into this Agreement and to fulfil all its undertakings hereunder.

2.1.3 Save as set out in Section 7.1 of the Main Agreement, the BUYER has completed all corporate acts and proceedings required under its incorporation documents and under law for the entering into this Agreement and the fulfillment of its undertakings hereunder.

2.1.4 BHP is the lessee and actual holder, for many years, of the Real Estate according to a lease agreement between BHP and AMPAL.

2.1.5 The BUYER has examined independently, to its full satisfaction, and knows well the Real Estate and AMPAL's rights in it from all aspects, physical, planning, factual, and legal, the BUYER was given every opportunity to make any examination, and the BUYER has found the Real Estate suited to its purposes and is acquiring the rights therein "as is", being fully aware of its condition and age, and it waives absolutely and finally any demand and/or claim against AMPAL, including in the matter of any unsuitability and/or defect in respect of the Real Estate, whether disclosed or concealed, existing or future.

2.2     REPRESENTATIONS AND WARRANTIES OF AMPAL
        AMPAL hereby represents, warrants, covenants and undertakes the following to be true and correct on the date hereof, and the following will be true and correct on the Determining Date, and is aware and acknowledges that the BUYER has agreed to enter into this Agreement and the transactions contemplated therein in reliance on these representations, warranties, covenants and undertakings of AMPAL:

2.2.1 AMPAL is a corporation duly organized in the State of New York, U.S.A., it is an active company lawfully conducting its business, and has all the powers and authorities to enter into this Agreement and to fulfil all its undertakings hereunder.

2.2.2 Save as set out in Section 7.1 of the Main Agreement, AMPAL has completed all such corporate acts and proceedings required under its incorporation documents and any law for entering into this Agreement and the fulfillment of all its undertakings hereunder.

2.2.3 AMPAL is entitled to be registered as the owner of the Arlozorov A Property, and its rights therein are free and clear of any Third Party Right whatsoever, as set out in Annex 1.3.3, and they can be sold and transferred to the BUYER.

3.      THE TRANSACTION - GENERAL
        AMPAL hereby undertakes to sell and transfer to the BUYER on the Determining Date, the Real Estate and all of AMPAL's rights therein, the Real Estate and AMPAL's rights therein being free and clear of any Third Party Right whatsoever, for the consideration in the sum of $2,919,208 plus V.A.T. (hereinafter the "Consideration"), to be paid to it by the BUYER as set out hereinafter.

4.      THE SALE AND TRANSFER

4.1 On the Determining Date ("the Closing") the BUYER will pay AMPAL the Consideration by bank check or bank transfer.

4.2 Against receipt of the Consideration in full, AMPAL will sign and submit to the BUYER an irrevocable power of attorney in the form attached hereto as ANNEX "4.2" which will enable the BUYER to do any act in connection with transferring AMPAL's rights in the Arlozorov A Property to the BUYER, including, inter alia, registering the transfer of these rights at the Land Registry Office, signing any document for the purpose of transferring the said rights and/or obtaining whatsoever approval which is required for the transfer of the said rights as aforesaid, as well as to appear before any competent authority in connection with the abovementioned activities.

4.3 Immediately upon completion of full payment of the Consideration to AMPAL, the validity of the lease agreement between AMPAL and BHP in connection with the Arlozorov A Property will expire without any of the parties thereto having any demand and/or claim whatsoever towards the other, except in connection with rental fees and other payments due to AMPAL, or prepaid by BHP, in connection with the period up to the Determining Date, exclusive possession in the Arlozorov A Property will pass to the BUYER, and the BUYER will be permitted to register a caveat in connection with acquisition of AMPAL's rights in the Arlozorov A Property.

4.4 After the full payment of the Consideration to AMPAL, AMPAL will act to furnish the BUYER an authorization of Mas Shevach (Land Betterment Tax) for the registration of the rights in the Arlozorov A Property in the name of the BUYER at the Land Registry Office. It is agreed that the BUYER will be responsible for the performance of all acts required for the purpose of registering the rights in the Arlozorov A Property in its name according to this Agreement, and will bear all payments involved therewith. AMPAL, on its part, undertakes to cooperate with the BUYER and/or the BUYER's Attorney and use its best effort to assist the BUYER and/or the BUYER's attorney in this matter and sign the documents and authorizations required for the purpose of completing the registration of the said rights in the BUYER's name at the Land Registry Office as aforesaid.

        If the authorization of Mas Shevach (Land Betterment Tax) is not furnished to the BUYER within 180 (one hundred eighty) days of the date on which the parties shall file the Land Betterment Tax forms and affidavits as provided in Section 6.5 hereunder, then as soon as the Mas Shevach Authorities determine the Mas Shevach with respect to this transaction, AMPAL will either pay and/or provide the Mas Shevach Authorities with guarantees covering, together, the entire Mas Shevach determined by the Mas Shevach Authorities with respect to this transaction, so that the Mas Shevach Authorization is furnished. It is agreed that should AMPAL decide to contest and/or appeal the Mas Shevach Authorities' determinations, the BUYER will not have to join such contest and/or appeal, but will support and assist AMPAL's contest and/or appeal.

5. This Agreement is subject to the fulfillment of all Conditions Precedent as defined and provided for in Section 7 of the Main Agreement.

6.      TAXES AND OTHER COMPULSORY PAYMENTS

6.1 Value Added Tax in respect of the transfers of AMPAL's rights in the Real Estate as aforesaid in Section 4 above, will be borne and paid by the BUYER. The BUYER will transfer the V.A.T. to the V.A.T. Authorities directly and will issue a "Cheshbonit Mas Azmit" (Self Tax Invoice), as provided by law.

6.2 Subject to the provisions of Sections 6.3 and 6.4 hereunder, all the taxes, levies and fees, governmental and municipal, of any kind and type, except for improvement levies, in respect of the period up to the Determining Date, will be borne and paid by AMPAL or by BHP - in accordance with the provisions of the lease agreement between AMPAL and BHP in connection with the Real Estate, and in respect of the period from the Determining Date - will be borne and paid by the BUYER alone. In addition, any betterment levies, if any, which have not yet actually been paid in respect of the Real Estate, will be borne and paid by the BUYER.

6.3 Land Betterment Tax or Capital Gains Tax or Income Tax on the transfer of AMPAL's rights in the Real Estate to the BUYER will be borne and paid by AMPAL.

6.4 Acquisition Tax (Purchase Tax) on the transfer of AMPAL's rights in the Real Estate to the BUYER will be borne and paid by the BUYER.

6.5 The BUYER and AMPAL will sign and file at the times set by law, Land Betterment Tax forms and affidavits in connection with the transfer and sale of AMPAL's rights in the Real Estate.

7.      MISCELLANEOUS
        To remove any doubt, it is declared and agreed that all the provisions of Sections 7, 8, 9, 10, 11, 12, 13, 14 and 15 of the Main Agreement shall apply herein mutatis mutandis. However, it is specifically declared and agreed that this Agreement and the rights and obligations of the parties and BHP hereunder or pursuant hereto shall be governed by and construed in accordance with the laws of the State of Israel.

IN WITNESS WHEREOF the parties have signed:



---------------------------------                            --------------
AMPAL-AMERICAN ISRAEL CORPORATION                               THE BUYER



We, Bank Hapoalim B.M., hereby irrevocably agree to all the abovementioned provisions regarding ourselves and/or having any bearing on us. We also hereby irrevocably guarantee the full and prompt fulfillment of all the BUYER's undertakings under the above Agreement. We hereby waive any demand of prior request from the BUYER under Section 8 of the Guarantee Law, 5727-1967. This guarantee shall remain in full force in spite of any stay, postponement, waiver, or change in a guaranteed obligation of the BUYER.


                            ---------------------------
                               Bank Hapoalim B.M.

                                    ANNEX "C"

                              REAL ESTATE AGREEMENT


         Made and entered into in Tel-Aviv on the   day of      , 1999

                                 BY AND BETWEEN

                   REVADIM (NECHASIM) LTD. (p.c. 51-073528-5)
                            (hereinafter the "BUYER")
                     of 63-65 Yehuda Halevi Street, Tel-Aviv

                                                              of the first part;

                                       AND

               AMPAL DEVELOPMENT (ISRAEL) LTD. (p.c. 52-000238-7)
                        of 111 Arlozorov Street, Tel-Aviv
                              (hereinafter "AMPAL")

                                                             of the second part;

WHEREAS AMPAL is an owner of rights in the Real Estate defined herein as "Holon Property", "Panorama Property" and "Allenby Property", as specified hereinafter in this agreement; and


WHEREAS AMPAL is interested in selling to the BUYER and the BUYER is interested in buying from AMPAL its rights in the Real Estate as defined hereinafter, all on the terms and conditions and for the consideration specified herein; and


WHEREAS Simultaneously with signing this Agreement, the BUYER, AMPAL and others are signing also the Agreement (hereinafter the "Main Agreement") to which this Agreement is attached as ANNEX "C" and other agreements which are attached to the Main Agreement as ANNEXES "A", "B", "D", "E", "F" and "G" thereto (hereinafter the "Other Agreements");


NOW, THEREFORE, it has been declared, agreed and warranted between the parties as follows:



1.     PREAMBLE, CAPTIONS, DEFINITIONS, AND ANNEXES

1.1 The preamble to this agreement and the annexes hereto form an integral part hereof.

1.2 Captions used in this Agreement are solely for convenience of reading and shall not be used for the interpretation or determination of the validity of this Agreement or any provision hereof.

1.3 In this agreement the following terms shall have the meanings ascribed to them:

1.3.1 "This Agreement" or "the Agreement" - this agreement and all the annexes, amendments or additions to it, as well as any document to be furnished in accordance with the provisions hereof.

1.3.2 "Third Party Right" - Any lien, pledge, mortgage, suit, demand, claim, attachment and/or debt or obligation towards whatsoever third party and/or whatsoever other third party right.

1.3.3 "Holon Property" - The real estate property known as Block 7168 in Parcel 159/2 at 39 Shenkar Street, Holon, in the ownership of AMPAL DEVELOPMENT as specified in the extract, copy of which is attached hereto as ANNEX 1.3.3.

1.3.4 "Panorama Property" - The real estate property known as part of Parcels 97 and 132 in Block 10812 at Panorama Center, 105 Hanassi Boulevard, Haifa, of which AMPAL DEVELOPMENT is entitled to be registered as the owner/perpetual lessee, and in respect of which two caveats are recorded in favor of AMPAL DEVELOPMENT [under its former name - Bank Lecharoshet B.M.] as specified in the extract, copy of which is attached hereto as ANNEX 1.3.4.

1.3.5 "Allenby Property" - The real estate property known as Block 6933 Parcel 116 with all its sub-parcels, at 65 Allenby Street, Tel-Aviv, in the ownership of AMPAL DEVELOPMENT as specified in the extract, copy of which is attached hereto as ANNEX 1.3.5.

1.3.6 "The Real Estate" - The Holon Property, Panorama Property and Allenby Property, jointly or severally, as the case may be.

1.3.7    "Dollar" - U.S. Dollar.

1.3.8 "AMPAL's Attorney" - Any of the attorneys from the office of Firon, Karni, Sarov & Firon, Advs., of 111 Arlozorov Street, Tel-Aviv, alone and/or in any combination.

1.3.9 "The BUYER's Attorney" - Advs. Moriah Hoftman Doron and Avraham Hirsch of 63 Yehuda Halevi Street, Tel-Aviv, alone and/or in any combination.

1.3.10 "The Determining Date" - The date which BHP and AMPAL will determine as the Closing Date in accordance with the provisions of Section 7 to the Main Agreement.

1.3.11   "BHP" - Bank Hapoalim B.M.

2.       REPRESENTATIONS AND WARRANTIES OF THE PARTIES

2.1      Representations and Warranties of the BUYER
         -------------------------------------------
         The BUYER represents, warrants, covenants, and undertakes the following to be true and correct on the date hereof and that the following will be true and correct on the Determining Date, and is aware and acknowledges that AMPAL has agreed to enter into this Agreement and the transactions contemplated therein in reliance on these representations, warranties, covenants, and undertakings of the BUYER:

2.1.1 The BUYER is a private company duly registered in Israel; its registration number with the Registrar of Companies is 51-073528-5; it is wholly owned and controlled by BHP; and it is an active company lawfully conducting its business and it has all the powers and authorities to enter into this Agreement and fulfill all its undertakings hereunder.

2.1.2 BHP is a public company duly registered as a bank in Israel; its registration number with the Registrar of Companies is 52-000011-8, and it is an active company lawfully conducting its business and it has all the powers and authorities to enter into this Agreement and fulfill all its undertakings hereunder.

2.1.3 Save as set out in Section 7.1 of the Main Agreement, the BUYER has completed all corporate acts and proceedings required under its incorporation documents and under law for the entering into this Agreement and for the fulfillment of its undertakings hereunder.

2.1.4 BHP is the lessee and actual holder, for many years, of all the Real Estate according to lease agreements between BHP and AMPAL.

2.1.5 The BUYER has examined independently to its full satisfaction and knows well all of the Real Estate and AMPAL's' rights in it from all aspects, physical, planning, factual, and legal, the BUYER was given every opportunity to make any examination, and the BUYER has found the Real Estate suited to its purposes and is acquiring the rights therein "as is", being fully aware of its condition and age, and it waives absolutely and finally any demand and/or suit and/or claim against AMPAL, including in the matter of any unsuitability and/or defect in respect of the Real Estate, whether disclosed or concealed, existing or future.

2.2      Representations and Warranties of AMPAL
         ---------------------------------------
         AMPAL hereby represents, warrants, covenants and undertakes the following to be true and correct on the date hereof, and the following will be true and correct on the Determining Date, and is aware and acknowledges that the BUYER has agreed to enter into this Agreement and the transactions contemplated therein in reliance on these representations, warranties, covenants and undertakings of AMPAL:

2.2.1 AMPAL is a public company duly registered in Israel; its registration number with the Registrar of Companies is 52-000238-7; and it is an active company lawfully conducting its business and it has all the powers and authorities to enter into this Agreement and fulfill all its undertakings hereunder.

2.2.2 Save as set out in Section 7.1 of the Main Agreement, AMPAL has received from its organs so empowered under its incorporation documents and any law, all the resolutions required in order to be authorized to duly enter into this Agreement and fulfill all its undertakings hereunder.

2.2.3 AMPAL is the registered owner of the Holon Property and the Allenby Property, is entitled to be registered as the owner of the Panorama Property, and its rights in these Properties are free and clear of any Third Party Right whatsoever, as set out in ANNEXES 1.3.3, 1.3.4, and 1.3.5, and they can be sold and transferred to the BUYER.

3.       THE TRANSACTION - GENERAL
         -------------------------
         AMPAL hereby undertakes to sell and transfer to the BUYER on the Determining Date, the Real Estate and all of AMPAL's rights therein being free and clear of any Third Party Right whatsoever, for the following consideration:

         In consideration for AMPAL's rights in the Holon Property - $1,273,836 plus v.a.t.

         In consideration for AMPAL's rights in the Panorama Property - $3,078,438 plus v.a.t.

         In consideration for AMPAL's rights in the Allenby Property - $3,449,974 plus v.a.t.

         Total consideration - $7,802,248 plus v.a.t. (hereinafter the "Consideration") to be paid to it by the BUYER as set out hereinafter.

4.       THE SALE AND TRANSFER

4.1 On the Determining Date the BUYER will pay AMPAL the Consideration by bank check or bank transfer.

4.2 Against receipt of the Consideration in full, AMPAL will sign and submit to the BUYER an irrevocable power of attorney in the form attached hereto as ANNEX "4.2" which will enable the BUYER to do any act in connection with transferring AMPAL's rights in the Real Estate, including, inter alia, registering the transfer of these rights at the Land Registry Offices, signing any document for the purpose of transferring the said rights and/or obtaining whatsoever approval which is required for the transfer of the said rights as aforesaid, as well as to appear before any competent authority in connection with the above mentioned activities.

4.3 Immediately upon completion of full payment of the Consideration to AMPAL, the validity of the lease agreements between AMPAL and BHP in connection with all the Real Estate will expire without any of the parties having any demand and/or claim whatsoever towards the other, except in connection with rental fees and other payments due to AMPAL or prepaid by BHP in connection with the period up to the Determining Date, exclusive possession in the Real Estate will pass to the BUYER, and the BUYER will be permitted to register a caveat in connection with acquisition of AMPAL's rights in the Real Estate.

4.4 After the full payment of the Consideration to AMPAL, AMPAL will act to furnish the BUYER authorizations of Mas Shevach (Land Betterment Tax) for the registration of the rights in all the Real Estate in the name of the BUYER at the Land Registry Offices, and certificates or authenticated copies of certificates from the Registrar of Companies in Israel or affidavits or any other documents required by the relevant Land Registry Office, for the purpose of verifying the various changes in AMPAL's name from its former names to its present name. It is agreed that the BUYER will be responsible for the performance of all acts required for the purpose of registering the rights in all the Real Estate in its name according to this Agreement, and will bear all payments involved therewith. AMPAL, on its part, undertakes to cooperate with the BUYER and/or the BUYER's Attorney and use its best effort to assist the BUYER and/or the BUYER's attorney in this matter and sign the documents and authorizations required for the purpose of completing the registration of the said rights in the BUYER's name at the Land Registry Offices as aforesaid.

         If the authorizations of Mas Shevach (Land Betterment Tax) are not furnished to the BUYER within 180 (one hundred eighty) days of the date on which the parties shall file the Land Betterment Tax forms and affidavits as provided in Section 6.5 hereunder, then as soon as the Mas Shevach Authorities determine the Mas Shevach with respect to these transactions, AMPAL will either pay and/or provide the Mas Shevach Authorities with guarantees covering, together, the entire Mas Shevach determined by the Mas Shevach Authorities with respect to these transactions, so that the Mas Shevach Authorizations are furnished. It is agreed that should AMPAL decide to contest and/or appeal the Mas Shevach Authorities' determinations, the BUYER will not have to join such contest and/or appeal, but will support and assist AMPAL's contest and/or appeal.

5. This Agreement is subject to the fulfillment of all Conditions Precedent as defined and provided for in Section 7 of the Main Agreement.

6.       TAXES AND OTHER COMPULSORY PAYMENTS

6.1 The Value Added Tax will be paid by the BUYER to AMPAL as part of the Consideration. As AMPAL is a "MOSAD CASPI" ("Financial Institution"), AMPAL will pay the V.A.T. to the V.A.T. authorities and will file a Teudat Iskat Akrai in accordance with Section 15A of the Value Added Tax (Registration) Regulations (1976-5736), and will provide the BUYER with said Teudat Iskat Akrai immediately after its filing as aforesaid.

6.2 Subject to the provisions of Sections 6.3 and 6.4 hereunder, all the taxes, levies and fees, governmental and municipal, of any kind and type, except for improvement levies, in respect of the period up to the Determining Date, will be borne and paid by AMPAL or by BHP - in accordance with the provisions of the lease agreement between AMPAL and BHP in connection with the Real Estate, and in respect of the period from the Determining Date - will be borne and paid by the BUYER alone. In addition, any improvement levies, if any, which have not yet actually been paid in respect of the Real Estate, will be borne and paid by the BUYER.

6.3 Land Betterment Tax or Capital Gains Tax or Income Tax on the transfer of AMPAL's rights in the Real Estate to the BUYER will be borne and paid by AMPAL.

6.4 Acquisition Tax on the transfer of AMPAL's rights in the Real Estate to the BUYER will be borne and paid by the BUYER.

6.5 The BUYER and AMPAL will sign and file at the times set by law, Land Betterment Tax forms and affidavits in connection with the transfer and sale of AMPAL's rights in the Real Estate.

7.       MISCELLANEOUS

         To remove any doubt, it is declared and agreed that all the provisions of Sections 7, 8, 9, 10, 11, 12, 13, 14 and 15 of the Main Agreement shall apply herein mutatis mutandis. However, it is specifically declared and agreed that this Agreement and the rights and obligations of the parties and BHP hereunder or pursuant hereto shall be governed by and construed in accordance with the laws of the State of Israel.

IN WITNESS WHEREOF the parties have signed:


-------------------------------                            ---------------------
AMPAL DEVELOPMENT (ISRAEL) LTD.                                        THE BUYER



We, Bank Hapoalim B.M., hereby irrevocably agree to all the abovementioned provisions regarding ourselves and/or having any bearing on us. We also hereby irrevocably guarantee the full and prompt fulfillment of all the BUYER's undertakings under the above Agreement. We hereby waive any demand of prior request from the BUYER under Section 8 of the Guarantee Law, 5727-1967. This guarantee shall remain in full force in spite of any stay, postponement, waiver, or change in a guaranteed obligation of the BUYER.


                       -----------------------------------
                               Bank Hapoalim B.M.

                                    ANNEX "D"

                              REAL ESTATE AGREEMENT

         Made and entered into in Tel-Aviv on the   day of      , 1999

                                 BY AND BETWEEN

                   REVADIM (NECHASIM) LTD. (p.c. 51-073528-5)
                     of 63-65 Yehuda Halevi Street, Tel-Aviv
                            (hereinafter the "BUYER")
                                                              of the first part;

                                       AND

                 AMPAL FINANCIAL SERVICES LTD. (p.c.52-002104-9)
                        of 111 Arlozorov Street, Tel-Aviv
                              (hereinafter "AMPAL")
                                                             of the second part;


WHEREAS AMPAL is an owner of rights in the Real Estate defined herein as Rosh Pina Property and Ramat Hasharon Property, as specified hereinafter in this agreement; and


WHEREAS AMPAL is interested in selling to the BUYER and the BUYER is interested in buying from AMPAL its rights in the Real Estate as defined hereinafter, all on the terms and conditions and for the consideration specified herein; and


WHEREAS Simultaneously with signing this Agreement, the BUYER, AMPAL and others are signing also the Main Agreement (hereinafter the "Main Agreement") to which this Agreement is attached as ANNEX "D" and other agreements which are attached to the Frame Agreement as ANNEXES "A", "B", "C", "E", "F" and "G" thereto (hereinafter the "Other Agreements");


NOW, THEREFORE, it has been declared, agreed and warranted between the parties as follows:



1.       PREAMBLE, CAPTIONS, DEFINITIONS, AND ANNEXES

1.1 The preamble to this agreement and the annexes hereto form an integral part hereof.

1.2 Captions used in this Agreement are solely for convenience of reading and shall not be used for the interpretation or determination of the validity of this Agreement or any provision hereof.

1.3 In this agreement the following terms shall have the meanings ascribed to them:.

1.3.1 "This Agreement" or "the Agreement" - this agreement and all the annexes, amendments or additions to it, as well as any document to be furnished in accordance with the provisions hereof.

1.3.2 "Third Party Right" - Any lien, pledge, mortgage, suit, demand, claim, attachment and/or debt or obligation towards whatsoever third party and/or whatsoever other third party right.

1.3.3 "Rosh Pina Property" - The real estate property known as Block 13940 Parcel 39/6 at Hachalutzim Street, Rosh Pina, in the ownership of AMPAL [(under its former name - Bank Ampal Lepituach Hataasiya Be-Israel B.M.] as specified in the extract, copy of which is attached hereto as ANNEX 1.3.3.

1.3.4 "Ramat Hasharon Property" - The real estate property known as part of Parcel 83 in Block 6415 at 90 Sokolov Street, Ramat Hasharon, of which AMPAL is entitled to be registered as owner, and in respect of which a caveat is recorded in favor of AMPAL [(under its former name - - Bank Ampal Lepituach Hataasiya Be-Israel B.M.] as specified in the extract, copy of which is attached hereto as ANNEX 1.3.4.

1.3.5 "The Real Estate" - The Rosh Pina Property and Ramat Hasharon Property, jointly or severally, as the case may be.

1.3.6    "Dollar" - U.S. Dollar.

1.3.7 "AMPAL's Attorney" - Any of the attorneys from the office of Firon, Karni, Sarov & Firon, Advs., of 111 Arlozorov Street, Tel-Aviv, alone and/or in any combination.

1.3.8 "The BUYER's Attorney" - Advs. Moriah Hoftman Doron and Avraham Hirsch of 63 Yehuda Halevi Street, Tel-Aviv, alone and/or in any combination.

1.3.9 "The Determining Date" - The date which BHP and AMPAL will determine as the Closing Date in accordance with the provisions of Section 7 to the Main Agreement.

1.3.10   "BHP" - Bank Hapoalim B.M.

2.       REPRESENTATIONS AND WARRANTIES OF THE PARTIES

2.1      Representations and Warranties of the BUYER
         -------------------------------------------
         The BUYER represents, warrants, covenants, and undertakes the following to be true and correct on the date hereof and that the following will be true and correct on the Determining Date, and is aware and acknowledges that AMPAL has agreed to enter into this Agreement and the transactions contemplated therein in reliance on these representations, warranties, covenants, and undertakings of the BUYER:

2.1.1 The BUYER is a private company duly registered in Israel; its registration number with the Registrar of Companies is 51-073528-5; it is wholly owned and controlled by BHP; and it is an active company lawfully conducting its business and it has all the powers and authorities to enter into this Agreement and fulfill all its undertakings hereunder.

2.1.2 BHP is a public company duly registered as a bank in Israel; its registration number with the Registrar of Companies is 52-000011-8, and it is an active company lawfully conducting its business and it has all the powers and authorities to enter into this Agreement and fulfill all its undertakings hereunder.

2.1.3 Save as set out in Section 7.1 of the Main Agreement, the BUYER has completed all corporate acts and proceedings required under its incorporation documents and under law for the entering into this Agreement and for the fulfillment of its undertakings hereunder.

2.1.4 BHP is the lessee and actual holder, for many years, of all the Real Estate according to lease agreements between BHP and AMPAL.

2.1.5 The BUYER has examined independently to its full satisfaction and knows well all of the Real Estate and AMPAL's rights in it from all aspects, physical, planning, factual, and legal, the BUYER was given every opportunity to make any examination, and the BUYER has found the Real Estate suited to its purposes and is acquiring the rights therein "as is", being fully aware of its condition and age, and it waives absolutely and finally any demand and/or suit and/or claim against AMPAL, including in the matter of any unsuitability and/or defect in respect of the Real Estate, whether disclosed or concealed, existing or future.

2.2      Representations and Warranties of AMPAL
         ---------------------------------------
         AMPAL hereby represents, warrants, covenants and undertakes the following to be true and correct on the date hereof, and the following will be true and correct on the Determining Date, and is aware and acknowledges that the BUYER has agreed to enter into this Agreement and the transactions contemplated therein in reliance on these representations, warranties, covenants and undertakings of AMPAL:

2.2.1 AMPAL is a public company duly registered in Israel; its registration number with the Registrar of Companies is 52-002104-9; and it is an active company lawfully conducting its business and it has all the powers and authorities to enter into this Agreement and fulfill all its undertakings hereunder.

2.2.2 Save as set out in Section 7.1 of the Main Agreement, AMPAL has received from its organs so empowered under its incorporation documents and any law, all the resolutions required in order to be authorized to duly enter into this Agreement and fulfill all its undertakings hereunder.

2.2.3 AMPAL is the registered owner of the Rosh Pina Property, is entitled to be registered as the owner of the Ramat Hasharon Property, and its rights in these Properties are free and clear of any Third Party Right whatsoever, as set out in Annexes 1.3.3 and 1.3.4, and they can be sold and transferred to the BUYER.

3.       THE TRANSACTION - GENERAL
         -------------------------
         AMPAL hereby undertakes to sell and transfer to the BUYER on the Determining Date, the Real Estate and all of AMPAL's rights therein, the Real Estate and AMPAL's rights therein being free and clear of any Third Party Right whatsoever, for the following consideration:

  In consideration for AMPAL's rights in the
  Rosh Pina Property -                                $484,323 plus V.A.T.

  In  consideration  for  AMPAL's  rights in the
  Ramat Hasharon  Property -                        $2,819,690 plus V.A.T.

  Total consideration -                             $3,304,013 plus V.A.T.
                                                    (hereinafter the "Consideration")

  to be paid to it by the BUYER as set out hereinafter.

4.       THE SALE AND TRANSFER

4.1 On the Determining Date the BUYER will pay AMPAL the Consideration by bank check or bank transfer.

4.2 Against receipt of the Consideration in full, AMPAL will sign and submit to the BUYER an irrevocable power of attorney in the form attached hereto as ANNEX "4.2" which will enable the BUYER to do any act in connection with transferring AMPAL's rights in the Real Estate, including, inter alia, registering the transfer of these rights at the Land Registry Offices, signing any document for the purpose of transferring the said rights and/or obtaining whatsoever approval which is required for the transfer of the said rights as aforesaid, as well as to appear before any competent authority in connection with the abovementioned activities.

4.3 Immediately upon completion of full payment of the Consideration to AMPAL, the validity of the lease agreements between AMPAL and BHP in connection with all of the Real Estate will expire without any of the parties having any demand and/or claim whatsoever towards the other, except in connection with rental fees and other payments due to AMPAL or prepaid by BHP in connection with the period up to the Determining Date, exclusive possession in the Real Estate will pass to the BUYER, and the BUYER will be permitted to register a caveat in connection with acquisition of AMPAL's rights in the Real Estate.

4.4 After the full payment of the Consideration to AMPAL, AMPAL will act to furnish the BUYER authorizations of Mas Shevach (Land Betterment Tax) for the registration of the rights in all the Real Estate in the name of the BUYER at the Land Registry Offices, and certificates or authenticated copies of certificates from the Registrar of Companies in Israel or affidavits or any other documents required by the relevant Land Registry Office, for the purpose of verifying the various changes in AMPAL's name from its former names to its present name. It is agreed that the BUYER will be responsible for the performance of all acts required for the purpose of registering the rights in all the Real Estate in its name according to this Agreement, and will bear all payments involved therewith. AMPAL, on its part, undertakes to cooperate with the BUYER and/or the BUYER's Attorney and to use its best effort to assist the BUYER and/or the BUYER's Attorney in this matter and sign the documents and authorizations required for the purpose of completing the registration of the said rights in the BUYER's name at the Land Registry Offices as aforesaid.

         If the authorizations of Mas Shevach (Land Betterment Tax) are not furnished to the BUYER within 180 (one hundred eighty) days of the date on which the parties shall file the Land Betterment Tax forms and affidavits as provided in Section 6.5 hereunder, then as soon as the Mas Shevach Authorities determine the Mas Shevach with respect to these transactions, AMPAL will either pay and/or provide the Mas Shevach Authorities with guarantees covering, together, the entire Mas Shevach determined by the Mas Shevach Authorities with respect to these transactions, so that the Mas Shevach Authorizations are furnished. It is agreed that should AMPAL decide to contest and/or appeal the Mas Shevach Authorities' determinations, the BUYER will not have to join such contest and/or appeal, but will support and assist AMPAL's contest and/or appeal.

5. This Agreement is subject to the fulfillment of all Conditions Precedent as defined and provided for in Section 7 of the Main Agreement.

6.       TAXES AND OTHER COMPULSORY PAYMENTS

6.1 The Value Added Tax will be paid by the BUYER to AMPAL as part of the Consideration. As AMPAL is a "Mosad Caspi" ("Financial Institution"), AMPAL will pay the V.A.T. to the V.A.T. authorities and will file a Teudat Iskat Akrai in accordance with Section 15A of the Value Added Tax (Registration) Regulations (1976-5736), and will provide the BUYER with said Teudat Iskat Akrai immediately after its filing as aforesaid.

6.2 Subject to the provisions of Sections 6.3 and 6.4 hereunder all the taxes, levies and fees, governmental and municipal, of any kind and type, except for improvement levies, in respect of the period up to the Determining Date, will be borne and paid by AMPAL or by BHP - in accordance with the provisions of the lease agreement between AMPAL and BHP in connection with the Real Estate, and in respect of the period from the Determining Date - will be borne and paid by the BUYER alone. In addition, any improvement levies, if any, which have not yet actually been paid in respect of the Real Estate, will be borne and paid by the BUYER.

6.3 Land Betterment Tax or Capital Gains Tax or Income Tax on the transfer of AMPAL's rights in the Real Estate to the BUYER will be borne and paid by AMPAL.

6.4 Acquisition Tax on the transfer of AMPAL's rights in the Real Estate to the BUYER will be borne and paid by the BUYER.

6.5 The BUYER and AMPAL will sign and file at the times set by law, Land Betterment Tax, forms and affidavits in connection with the transfer and sale of AMPAL's rights in the Real Estate.

7.       MISCELLANEOUS

         To remove any doubt, it is declared and agreed that all the provisions of Sections 7, 8, 9, 10, 11, 12, 13, 14 and 15 of the Main Agreement shall apply herein mutatis mutandis. . However, it is specifically declared and agreed that this Agreement and the rights and obligations of the parties and BHP hereunder or pursuant hereto shall be governed by and construed in accordance with the laws of the State of Israel.

IN WITNESS WHEREOF the parties have signed:


------------------------------                                ------------------
AMPAL FINANCIAL SERVICES LTD.                                          the BUYER



We, Bank Hapoalim B.M., hereby irrevocably agree to all the abovementioned provisions regarding ourselves and/or having any bearing on us. We also hereby irrevocably guarantee the full and prompt fulfillment of all the BUYER's undertakings under the above Agreement. We hereby waive any demand of prior request from the BUYER under Section 8 of the Guarantee Law, 5727-1967. This guarantee shall remain in full force in spite of any stay, postponement, waiver, or change in a guaranteed obligation of the BUYER.


                             ----------------------
                               Bank Hapoalim B.M.

                                    ANNEX "E"

                              REAL ESTATE AGREEMENT


        Made and entered into in Tel-Aviv on the   day of         , 1999

                                 BY AND BETWEEN

                   REVADIM (NECHASIM) LTD. (p.c. 51-073528-5)
                     of 63-65 Yehuda Halevi Street, Tel-Aviv
                            (hereinafter the "BUYER")
                                                              of the first part;

                                       AND

                     AMPAL (ISRAEL) LTD. (p.c. 52-002622-0)
                        of 111 Arlozorov Street, Tel-Aviv
                              (hereinafter "AMPAL")
                                                             of the second part;

WHEREAS AMPAL is an owner of rights in the Real Estate, as specified hereinafter in this agreement; and


WHEREAS AMPAL is interested in selling to the BUYER and the BUYER is interested in buying from AMPAL its rights in the Real Estate as defined hereinafter, all on the terms and conditions and for the consideration specified herein; and


WHEREAS Simultaneously with signing this Agreement, the BUYER, AMPAL and others are signing also the Main Agreement (hereinafter the "Main Agreement") to which this Agreement is attached as ANNEX "E" and other agreements which are attached to the Main Agreement as ANNEXES "A", "B", "C", "D", "F" and "G" thereto (hereinafter the "Other Agreements");



NOW, THEREFORE, it has been declared, agreed and warranted between the parties as follows:



1.       PREAMBLE, CAPTIONS, DEFINITIONS, AND ANNEXES

1.1 The preamble to this agreement and the annexes hereto form an integral part hereof.

1.2 Captions used in this Agreement are solely for convenience of reading and shall not be used for the interpretation or determination of the validity of this Agreement or any provision hereof.

1.3 In this agreement the following terms shall have the meanings ascribed to them:.

1.3.1 "This Agreement" or "the Agreement" - this agreement and all the annexes, amendments or additions to it, as well as any document to be furnished in accordance with the provisions hereof.

1.3.2 "Third Party Right" - Any lien, pledge, mortgage, suit, demand, claim, attachment and/or debt or obligation towards whatsoever third party and/or whatsoever other third party right.

1.3.3 "Arlozorov B Property" or the "Real Estate"- The real estate property known as Block 6213 Parcels 661/4 and 661/3, of which AMPAL is registered as owner, as specified in the extracts, copies of which are attached hereto as ANNEXES 1.3.3A and 1.3.3B.

1.3.4      "Dollar" - U.S. Dollar.

1.3.5 "AMPAL's Attorney" - Any of the attorneys from the office of Firon, Karni, Sarov & Firon, Advs., of 111 Arlozorov Street, Tel-Aviv, alone and/or in any combination.

1.3.6 "The BUYER's Attorney" - Advs. Advs. Moriah Hoftman Doron and Avraham Hirsch of 63 Yehuda Halevi Street, Tel-Aviv, alone and/or in any combination.

1.3.7 "The Determining Date" - The date which BHP and AMPAL will determine as the Closing Date in accordance with the provisions of Section 7 to the Main Agreement.

1.3.8      "BHP" - Bank Hapoalim B.M.

2.         REPRESENTATIONS AND WARRANTIES OF THE PARTIES

2.1        Representations and Warranties of the BUYER
           -------------------------------------------
           The BUYER represents, warrants, covenants, and undertakes the following to be true and correct on the date hereof and that the following will be true and correct on the Determining Date, and is aware and acknowledges that AMPAL has agreed to enter into this Agreement and the transactions contemplated therein in reliance on these representations, warranties, covenants, and undertakings of the
           BUYER:

2.1.1 The BUYER is a private company duly registered in Israel; its registration number with the Registrar of Companies is 51-073528-5; it is wholly owned and controlled by BHP; and it is an active company lawfully conducting its business and it has all the powers and authorities to enter into this Agreement and fulfill all its undertakings hereunder.

2.1.2 BHP is a public company duly registered as a bank in Israel; its registration number with the Registrar of Companies is 52-000011-8, and it is an active company lawfully conducting its business and it has all the powers and authorities to enter into this Agreement and fulfill all its undertakings hereunder.

2.1.3 Save as set out in Section 7.1 of the Main Agreement, the BUYER has completed all corporate acts and proceedings required under its incorporation documents and under law for the entering into this Agreement and for the fulfillment of its undertakings hereunder.

2.1.4 BHP is the lessee and actual holder, for many years, of the Real Estate according to a lease agreement between BHP and AMPAL.

2.1.5 The BUYER has examined independently to its full satisfaction and knows well the Real Estate and AMPAL's rights in it from all aspects, physical, planning, factual, and legal, the BUYER was given every opportunity to make any examination, and the BUYER has found the Real Estate suited to its purposes and is acquiring the rights therein "as is", being fully aware of its condition and age, and it waives absolutely and finally any demand and/or suit and/or claim against AMPAL, including in the matter of any unsuitability and/or defect in respect of the Real Estate, whether disclosed or concealed, existing or future.

2.2        Representations and Warranties of AMPAL
           ---------------------------------------
           AMPAL hereby represents, warrants, covenants and undertakes the following to be true and correct on the date hereof, and the following will be true and correct on the Determining Date, and is aware and acknowledges that the BUYER has agreed to enter into this Agreement and the transactions contemplated therein in reliance on these representations, warranties, covenants and undertakings of
           AMPAL:

2.2.1 AMPAL is a public company duly registered in Israel; its registration number with the Registrar of Companies is 52-002622-0; and it is an active company lawfully conducting its business and it has all the powers and authorities to enter into this Agreement and fulfill all its undertakings hereunder.

2.2.2 Save as set out in Section 7.1 of the Main Agreement, AMPAL has received from its organs so empowered under its incorporation documents and any law, all the resolutions required in order to be authorized to duly enter into this Agreement and fulfill all its undertakings hereunder.

2.2.3 AMPAL is the registered owner of the Arlozorov B Property, its rights in these Properties are free and clear of any Third Party Right whatsoever, as set out in Annexes 1.3.3A and 1.3.3B, and they can be sold and transferred to the BUYER.

3.         THE TRANSACTION - GENERAL

           AMPAL hereby undertakes to sell and transfer to the BUYER on the Determining Date, the Real Estate and all of AMPAL's rights therein, the Real Estate and AMPAL's rights therein being free and clear of any Third Party Right whatsoever, for the consideration in the sum of $676,726(plus V.A.T. (hereinafter the "Consideration"), to be paid to it by the BUYER as set out hereinafter.

4.         THE SALE AND TRANSFER

4.1 On the Determining Date the BUYER will pay AMPAL the Consideration by bank check or bank transfer.

4.2 Against receipt of the Consideration in full, AMPAL will sign and submit to the BUYER an irrevocable power of attorney in the form attached hereto as ANNEX "4.2" which will enable the BUYER to do any act in connection with transferring AMPAL's rights in the Real Estate, including, inter alia, registering the transfer of these rights at the Land Registry Office, signing any document for the purpose of transferring the said rights and/or obtaining whatsoever approval which is required for the transfer of the said rights as aforesaid, as well as to appear before any competent authority in connection with the abovementioned activities.

4.3 Immediately upon completion of full payment of the Consideration to AMPAL, the validity of the lease agreements between AMPAL and BHP in connection with the Real Estate will expire without any of the parties having any demand and/or claim whatsoever towards the other, except in connection with rental fees and other payments due to AMPAL or prepaid by BHP in connection with the period up to the Determining Date, the provisions set out in Annex 4.3 regarding six parking spaces shall come into force, exclusive possession in the Real Estate will pass to the BUYER, and the BUYER will be permitted to register a caveat in connection with acquisition of AMPAL's rights in the Real Estate.

4.4 After the full payment of the Consideration to AMPAL, AMPAL will act to furnish the BUYER an authorization of Mas Shevach (Land Betterment
           Tax) for the registration of the rights in all the Real Estate in the name of the BUYER at the Land Registry Offices, and certificates or authenticated copies of certificates from the Registrar of Companies in Israel or affidavits or any other documents required by the relevant Land Registry Office, for the purpose of verifying the various changes in AMPAL's name from its former names to its present name. It is agreed that the BUYER will be responsible for the performance of all acts required for the purpose of registering the rights in all the Real Estate in its name according to this Agreement, and will bear all payments involved therewith. AMPAL, on its part, undertakes to cooperate with the BUYER and/or the BUYER's Attorney and use its best efforts to assist the BUYER and/or the BUYER's Attorney in this matter and sign the documents and authorizations required for the purpose of completing the registration of the said rights in the BUYER's name at the Land Registry Offices as aforesaid. If the authorization of Mas Shevach (Land Betterment Tax) is not furnished to the BUYER within 180 (one hundred eighty) days of the date on which the parties shall file the Land Betterment Tax forms and affidavits as provided in Section 6.5 hereunder, then as soon as the Mas Shevach Authorities determine the Mas Shevach with respect to this transaction, AMPAL will either pay and/or provide the Mas Shevach Authorities with guarantees covering, together, the entire Mas Shevach determined by the Mas Shevach Authorities with respect to this transaction, so that the Mas Shevach Authorization is furnished.

           It is agreed that should AMPAL decide to contest and/or appeal the Mas Shevach Authorities' determinations, the BUYER will not have to join such contest and/or appeal, but will support and assist AMPAL's contest and/or appeal.

5. This Agreement is subject to the fulfillment of all Conditions Precedent as defined and provided for in Section 7 of the Main Agreement.

6.         TAXES AND OTHER COMPULSORY PAYMENTS

6.1 The Value Added Tax will be paid by the BUYER to AMPAL as part of the Consideration. As AMPAL is a "Mosad Caspi" ("Financial Institution"), AMPAL will pay the V.A.T. to the V.A.T. authorities and will file a Teudat Iskat Akrai in accordance with Section 15A of the Value Added Tax (Registration) Regulations (1976-5736), and will provide the BUYER with said Teudat Iskat Akrai immediately after its filing as aforesaid.

6.2 Subject to the provisions of Sections 6.3 and 6.4 hereunder, all the taxes, levies and fees, governmental and municipal, of any kind and type, except for improvement levies, in respect of the period up to the Determining Date, will be borne and paid by AMPAL or by BHP - in accordance with the provisions of the lease agreement between AMPAL and BHP in connection with the Real Estate, and in respect of the period from the Determining Date - will be borne and paid by the BUYER alone. In addition, any improvement levies, if any, which have not yet actually been paid in respect of the Real Estate, will be borne and paid by the BUYER.

6.3 Land Betterment Tax or Capital Gains Tax or Income Tax on the transfer of AMPAL's rights in the Real Estate to the BUYER will be borne and paid by AMPAL.

6.4 Acquisition Tax on the transfer of AMPAL's rights in the Real Estate to the BUYER will be borne and paid by the BUYER.

6.5 The BUYER and AMPAL will sign and file at the times set by law, Land Betterment Tax forms and affidavits in connection with the transfer and sale of AMPAL's rights in the Real Estate.

7.         MISCELLANEOUS

           To remove any doubt, it is declared and agreed that all the provisions of Sections 7, 8, 9, 10, 11, 12, 13, 14 and 15 of the Main Agreement shall apply herein mutatis mutandis. However, it is specifically declared and agreed that this Agreement and the rights and obligations of the parties and BHP hereunder or pursuant hereto shall be governed by and construed in accordance with the laws of the State of Israel.

IN WITNESS WHEREOF the parties have signed:


-------------------                                                   ----------
AMPAL (ISRAEL) LTD.                                                    THE BUYER


We, Bank Hapoalim B.M., hereby irrevocably agree to all the abovementioned provisions regarding ourselves and/or having any bearing on us. We also hereby irrevocably guarantee the full and prompt fulfillment of all the BUYER's undertakings under the above Agreement.

We hereby waive any demand of prior request from the BUYER under Section 8 of the Guarantee Law, 5727-1967. This guarantee shall remain in full force in spite of any stay, postponement, waiver, or change in a guaranteed obligation of the BUYER.


                             ---------------------
                               Bank Hapoalim B.M.

                            SHARES TRANSFER AGREEMENT
                                    ANNEX "A"

                                 LIST OF ANNEXES

Annex 4.1.1    Form of Original Stock Certificates Issued to BHP for
               3,517,683 Ordinary Shares, 3,350 4% Preferred Shares and 122,536
               6.5% Preferred Shares of AMPAL

Annex 4.1.2    Form of the BANK's Representation Letter in respect of the
               AMPAL Shares

Annex 4.1.3    Form of BHP's Stock Power in respect of the AMPAL Shares

Annex 4.1.4    Form of BHP's Secretary's Certificate in respect of the AMPAL
               Shares

Annex 4.1.5    Form of AMPAL's Opinion of Counsel in respect of the AMPAL
               Shares.

Annex 4.2.1    Form of AMPAL's irrevocable instruction to BHP regarding
               the Amount of the Deposit.

Annex 5.1.1    Form of Original Stock Certificate issued to BHP for
               1,560,450 Ordinary Shares of AMPAL in respect of the AMPAL
               DEVELOPMENT Shares.

Annex 5.1.2    Form of the BANK's Representation Letter in respect of the
               AMPAL DEVELOPMENT Shares

Annex 5.1.3    Form of BHP's Stock Power in respect of the AMPAL DEVELOPMENT
               Shares

Annex 5.1.4    Form of BHP's Secretary's Certificate in respect of the AMPAL
               DEVELOPMENT Shares

Annex 5.1.5    Form of AMPAL's Opinion of Counsel in respect of the AMPAL
               DEVELOPMENT Shares

Annex 5.1.6    Form of the AMPAL DEVELOPMENT's Representation Letter.

Annex 6.1.1    Form of Original Stock Certificate issued to BHP for
               660,803 Ordinary Shares of AMPAL in respect of AMPAL FINANCING
               Shares

Annex 6.1.2    Form of The BANK's Representation Letter in respect of AMPAL
               FINANCING Shares

Annex 6.1.3    Form of BHP's Stock Power in respect of AMPAL FINANCING Shares

Annex 6.1.4    Form of BHP's Secretary's Certificate in respect of AMPAL
               FINANCING Shares

Annex 6.1.5    Form of AMPAL's Opinion of Counsel in respect of AMPAL
               FINANCING Shares

Annex 6.1.6    Form of the AMPAL FINANCING Representation Letter

Annex 7.1.1    Form of Original Stock Certificate issued to BHP for
               135,345 Ordinary Shares of AMPAL in respect of the AMPAL ISRAEL
               Shares

Annex 7.1.2    Form of the BANK's Representation Letter in respect of the
               AMPAL ISRAEL Shares

Annex 7.1.3    Form of BHP's Stock Power in respect of the AMPAL ISRAEL Shares

Annex 7.1.4    Form of BHP's Secretary's Certificate in respect of the AMPAL
               ISRAEL Shares

Annex 7.1.5    Form of AMPAL's Opinion of Counsel in respect of the AMPAL
               ISRAEL Shares

Annex 7.1.6    AMPAL ISRAEL's Representation Letter

Annex 8 Form of notices of resignation from AMPAL's Board of Directors to be signed by Messrs. Yaakov Elinav and Shimon Ravid